OPPENHEIMER
Cash Reserves

Prospectus dated November 27, 1998

Oppenheimer Cash Reserves is a money-market mutual fund that seeks the maximum current income that is consistent with stability of principal. The Fund seeks to achieve this objective by investing in money market securities meeting specified quality standards.

      An investment in the Fund is neither insured nor guaranteed by the U.S. Government. While the Fund seeks to maintain a stable net asset value of $1.00 per share of each class of shares, there can be no assurance that it will be able to do so.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 27, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                (logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE FUND

            Expenses

            A Brief Overview of the Fund

            Financial Highlights

            Investment Objective and Policies

            Investment Risks

            Investment Techniques and Strategies

            How the Fund is Managed

            Performance of the Fund

            ABOUT YOUR ACCOUNT

            How to Buy Shares

            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services

            AccountLink

            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans

            How to Sell Shares

            By Mail
            By Telephone
            By Wire
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Each class of shares bears different expenses. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as shareholder transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal year ended July 31, 1998.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page __ for an explanation of how and when these charges apply.

                                    Class A           Class B           Class C
                                    Shares            Shares            Shares
--------------------------------------------------------------------------
Maximum Sales Charge                None              None              None
on Purchases (as a % of
offering price)

--------------------------------------------------------------------------
Maximum Deferred Sales              None              5% in the         1% if redeemed
Charge (as a % of the lower                           first year,       within 12
of the original offering                              declining         months of
price or redemption                                   to 1% in the      purchase(3)
proceeds)                                             sixth year and
                                                      eliminated
                                                      thereafter(2)

--------------------------------------------------------------------------
Maximum Sales Charge on             None              None              None
Reinvested Dividends

--------------------------------------------------------------------------
Redemption Fee                      None(1)           None(1)           None(1)

--------------------------------------------------------------------------
Exchange Fee                        None              None              None

--------------------------------------------------------------------------

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemption proceeds paid by check or by ACH transfer through AccountLink, or, with respect to Class A shares only, for which checkwriting privileges are used (see "How to Sell Shares").
(2) See "How to Buy Shares - Class B Shares" below for more information on contingent deferred sales charges.
(3) See "How to Buy Shares - Class C Shares" below for more information on contingent deferred sales charges.

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth below in "How the Fund is Managed". The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal and other expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

          Annual Fund Operating Expenses (as a percentage of average net assets)

                                    Class A           Class B           Class C
                                    Shares            Shares            Shares

--------------------------------------------------------------------------
Management Fees                     0.50%             0.50%             0.50%
--------------------------------------------------------------------------
12b-1 Plan Fees                     0.20%             0.75%             0.75%
--------------------------------------------------------------------------
Other Expenses                      0.58%             0.58%             0.58%
--------------------------------------------------------------------------
Total Fund Operating                1.28%             1.83%             1.83%
Expenses
--------------------------------------------------------------------------

      The numbers in the table above are based upon the Fund's expenses in its fiscal year ended July 31, 1998. These amounts are shown as a percentage of average net assets of each class of the Fund's shares for that year.

      The "12b-1 Plan Fees" for Class A shares are the service plan fees (which can be up to a maximum of 0.20% of average annual net assets of that class), and for Class B and Class C shares, are the asset-based sales charge of 0.75%. At present, the service fee paid on Class B and Class C shares has been set at zero but a service fee of up to 0.25% is permitted.

      The actual expenses for each class of shares in future years may be more or less than the numbers below, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                              1 year       3 years    5 years     10 years*
-----------------------------------------------------------------
Class A Shares                $13          $41        $ 70        $155
-------------------------------------------------------------------
Class B Shares                $69          $88        $119        $187
-----------------------------------------------------------------
Class C Shares                $29          $58        $ 99        $215

      If you did not redeem your investment, it would incur the following expenses:

                              1 year       3 years    5 years     10 years*
------------------------------------------------------------------
Class A Shares                $13          $41        $70         $155
------------------------------------------------------------------
Class B Shares                $19          $58        $99         $187
-----------------------------------------------------------------
Class C Shares                $19          $58        $99         $215

      * In the first example, expenses include the applicable Class B or Class C contingent deferred sales charges. In the second example, Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and contingent deferred sales charge, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

      These examples show the effect of expenses on an investment in the Fund, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview Of The Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     o What Is the Fund's Investment Objective? The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal.

      o What Does the Fund Invest In? The Fund invests in money market securities meeting specified quality standards consistent with Rule 2a-7 under the Investment Company Act of 1940 (the "Investment Company Act"). Those securities may include U.S. government securities, bank obligations, commercial paper and certain corporate debt obligations. These investments are more fully explained in "Investment Objective and Policies", starting on page __.

      o Who Manages the Fund? The Fund's investment advisor or Manager is OppenheimerFunds, Inc., which (including subsidiaries) advises investment company portfolios having over $85 billion in assets as of September 30, 1998. The Fund's portfolio managers, who are employed by the Manager and are primarily responsible for the selection of the Fund's securities, are Carol E. Wolf and Arthur J. Zimmer. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's Board of Trustees, elected by shareholders, oversees the Manager and the portfolio managers. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

      o How Risky is the Fund? The Fund is a money market fund that seeks to maintain a net asset value per share of $1.00, but there is no guarantee it will do so for any of its three classes of shares. Like all investments, the values of the Fund's investments are subject to interest rate risks and credit risks, and their values will vary inversely with changes in interest rates. The types of securities in which the Fund invests are of shorter maturities. The Fund generally holds them to maturity. Price fluctuations should not affect the value of the Fund's shares. While the Fund is a conservative investment for those seeking income, liquidity and stability of principal, it is important to note that the Fund's shares are not guaranteed by the U.S. Government or insured by the Federal Deposit Insurance Corporation ("FDIC"). For a further discussion, see "Investment Policies and Strategies" below and "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

      o How Can I Buy Shares? You can buy Class A shares through your broker, dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. The Fund's Class B and Class C shares are generally available only by exchange at net asset value of Class B shares or Class C shares of other Oppenheimer funds. Class B shares may be purchased directly only by investors who have established an Asset Builder Plan and by participants in the OppenheimerFunds prototype 401(k) plan. Requirements for establishing a Class B Asset Builder Plan are described in the Statement of Additional Information. Class C shares may be purchased directly only by participants in the OppenheimerFunds prototype 401(k) plan. Please refer to "How to

Buy Shares" starting on page __ for more details.

      o Will I Pay a Sales Charge to Buy Shares? No. Shares of the Fund may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. However, Class B and Class C shares of the Fund may be subject to a contingent deferred sales charge when redeemed, and Class B and Class C shares are subject to an annual asset-based sales charge. There can be no assurance that the Fund's net asset value will not vary.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your Fund account(Class A Shares only), or by wire to a previously designated bank account. Please refer to "How to Sell Shares" starting on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

      o How Has the Fund Performed? The Fund measures its performance by quoting its "yield" and "compounded effective yield," which measure historical performance. Those yields can be compared to the yields of other money market funds. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's Financial Statements for the fiscal year ended July 31, 1998, is included in the Statement of Additional Information.


FINANCIAL HIGHLIGHTS                     CLASS A

                                         ---------------------------------------------------------------------------
                                         YEAR ENDED JULY 31,                      YEAR ENDED DECEMBER 31,
                                         1998         1997          1996(2)       1995          1994          1993
====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning
of period                                   $1.00        $1.00        $1.00         $1.00         $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment
operations--net investment

income and net realized gain                  .04          .04          .03           .05           .03          .02
Dividends and distributions to
shareholders                                 (.04)        (.04)        (.03)         (.05)         (.03)        (.02)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $1.00        $1.00        $1.00         $1.00         $1.00        $1.00
                                          =======      =======      =======       =======       =======      =======

====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)          4.61%        4.41%        2.68%         4.84%         3.22%        2.05%

====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period

(in thousands)                           $210,477     $172,970     $170,031      $148,529       $99,361      $70,924
--------------------------------------------------------------------------------------------------------------------
Average net assets

(in thousands)                           $186,795     $179,948     $149,889      $105,349       $87,908      $76,910
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                        4.48%        4.33%        4.47%(7)      4.71%         3.25%        1.99%
Expenses, before voluntary
reimbursement by the Manager                 1.28%        1.29%        1.06%(7)      1.36%         1.32%        1.55%
Expenses, net of voluntary
reimbursement by the Manager                  N/A          N/A          N/A           N/A           N/A          N/A

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from August 17, 1993 (inception of offering) to December 31, 1993.

4. For the period from January 3, 1989 (commencement of operations) to December 31, 1989.

5. Less than $0.005 per share.


                                                CLASS B

-------------------------------------------     ---------------------------------------------------------------
                                                YEAR ENDED JULY 31,               YEAR ENDED DECEMBER 31,

1992        1991         1990       1989(4)     1998       1997        1996(2)    1995        1994      1993(3)
===============================================================================================================


   $1.00      $1.00       $1.00      $1.00       $1.00      $1.00       $1.00      $1.00       $1.00      $1.00

---------------------------------------------------------------------------------------------------------------


     .03        .06         .07        .08         .04        .04         .02        .04         .03         --(5)

    (.03)      (.06)       (.07)      (.08)       (.04)      (.04)       (.02)      (.04)       (.03)        --(5)
---------------------------------------------------------------------------------------------------------------
   $1.00      $1.00       $1.00      $1.00       $1.00      $1.00       $1.00      $1.00       $1.00      $1.00
 =======    =======     =======    =======     =======    =======     =======    =======     =======    =======

===============================================================================================================
    3.07%      5.67%       7.60%      8.46%       3.98%      3.82%       2.35%      4.26%       2.54%      0.56%

===============================================================================================================


$ 89,266   $112,883     $44,293    $19,227     $80,005    $54,009     $85,573    $37,378     $46,803       $628
---------------------------------------------------------------------------------------------------------------

$104,970   $105,352     $32,637    $ 6,280     $73,003    $67,333     $49,226    $35,360     $21,262       $454
---------------------------------------------------------------------------------------------------------------

    3.07%      5.13%       7.32%      8.10%(7)    3.93%      3.78%       3.91%(7)   4.15%       3.05%      1.49%(7)

    1.42%      1.22%       1.29%      1.74%(7)    1.83%      1.84%       1.61%(7)   1.92%       1.89%      2.12%(7)

    1.25%      1.15%       1.00%      1.00%(7)     N/A        N/A         N/A        N/A         N/A        N/A

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

7. Annualized.


FINANCIAL HIGHLIGHTS                  CLASS C

(continued)                           ------------------------------------------------------------------------------
                                      YEAR ENDED JULY 31,                      YEAR ENDED DECEMBER 31,
                                      1998         1997         1996(2)        1995          1994           1993(1)

====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning
of period                                   $1.00        $1.00        $1.00         $1.00         $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment
operations - net investment

income and net realized gain                  .04          .04          .02           .04           .02           --(5)
Dividends and distributions to
shareholders                                 (.04)        (.04)        (.02)         (.04)         (.02)          --(5)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $1.00        $1.00        $1.00         $1.00         $1.00        $1.00
                                          =======      =======      =======       =======       =======      =======

====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)          3.99%        3.84%        2.35%         4.21%         2.51%        0.14%

====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period

(in thousands)                            $18,101      $ 9,125      $11,717        $5,024        $5,604           $1
--------------------------------------------------------------------------------------------------------------------
Average net assets

(in thousands)                            $15,297      $10,930      $ 6,333        $6,040        $2,107           $1
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                        3.94%        3.78%        3.91%(7)      4.12%         3.19%        1.18%(7)
Expenses, before voluntary
reimbursement by the Manager                 1.83%        1.85%        1.61%(7)      1.97%         1.90%        2.35%(7)
Expenses, net of voluntary
reimbursement by the Manager                  N/A          N/A          N/A           N/A           N/A          N/A

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from August 17, 1993 (inception of offering) to December 31, 1993.

4. For the period from January 3, 1989 (commencement of operations) to December 31, 1989.

5. Less than $0.005 per share.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

7. Annualized.

Investment Objective and Policies

Objective. The Fund seeks the maximum current income that is consistent with stability of principal.

Investment Policies and Strategies. In seeking its objective, the Fund invests in money market securities meeting specified quality standards consistent with Rule 2a-7 under the Investment Company Act. Shares of each class may be purchased at their respective net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. There can be no assurance that the Fund's net asset values will not vary from $1.00 per share or that the Fund will achieve its investment objective.

     o Money Market Securities. The following is a brief description of the types of money market securities in which the Fund may invest:

     o U.S. Government Securities. Obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

      o Bank Obligations and Instruments Secured Thereby. Time deposits, certificates of deposit and bankers' acceptances if they are (1) obligations of a domestic bank with total assets of at least $1 billion or (2) U.S. dollar-denominated obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations, such as other debt obligations guaranteed by the bank. The term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the FDIC. The term "foreign bank" includes foreign branches of U.S. banks (issuers of "Eurodollar" instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments), and foreign branches of foreign banks.

     o Commercial Paper. Commercial paper is short-term, unsecured promissory notes of a domestic or foreign company. The Fund's purchase of commercial paper is limited to an issuer's direct obligations that at the time of the Fund's purchase of them are Eligible Securities as that term is defined in Rule 2a-7. They also must be rated by at least one Rating Organization as that term is defined in Rule 2a-7 in one of the two highest rating categories for short-term debt securities. They may also be an issuer's unrated securities judged by the Manager to be comparable to these other types of rated securities.

      o Corporate Obligations. Corporate debt obligations other than commercial paper are obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one Rating Organization in one of the two highest rating categories for short-term debt securities, or comparable unrated securities.

      o Other Obligations. Obligations other than those listed above if they are Eligible Securities and they are (1) subject to repurchase agreements or (2) guaranteed as to principal and interest by a domestic bank having total assets in excess of $ 1 billion or by a corporation whose commercial paper may be purchased by the Fund.

      o Board-Approved Instruments. These are U.S. dollar-denominated investments which the Manager, under Board approved procedures, determines present minimal credit risks and which are of "high quality" as determined by any Rating Organization or, in the case of an instrument that is not rated, of comparable quality to an instrument that is an "Eligible Security,". Currently, such Board-approved instruments include, but are not limited to dollar-denominated obligations of foreign banks payable in the U.S. or in London, England, floating or variable rate demand notes, asset- backed securities, and bank loan participation agreements, subject to restrictions adopted by the Board. The Board may change its restrictions from time to time.

      o Portfolio Quality, Maturity and Diversification. The Fund may buy only those securities that meet the quality, maturity and diversification standards set forth in Rule 2a-7 for money market funds. For example, the Fund must maintain a dollar-weighted portfolio maturity of no more than 90 days. Some of the Fund's investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than these standards. As a matter of fundamental policy, the Fund may not invest in any debt instrument having a maturity in excess of one year from the date of the purchase, unless subject to a demand feature not exceeding one year that requires payment on net more than 30 days' notice.

      The Board of Trustees has adopted procedures to evaluate securities for the Fund's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Fund. In general, those procedures require that securities be payable in U.S. dollars and rated in one of the two highest short-term rating categories of two national Rating Organizations. In some cases, the Fund can buy securities rated by one Rating Organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Fund's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Fund's investment risks.

     Appendix A of the Statement of Additional Information contains descriptions of the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above. Subsequent downgrades in ratings may require reassessments of the credit risks presented by a security and may require their sale. The rating restrictions described in this Prospectus do not apply to banks in which the Fund's cash is kept.

     o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective.

Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment polices. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information states that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Fund is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Fund's securities and diversifying the Fund's investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. Even so, there is a risk that the Fund's shares could fall below $1.00 per share.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Funds' custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund.

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

     o Floating Rate/Variable Rate Notes. The Fund may purchase notes with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market index for such investments, such as the prime rate of a bank. If the maturity of such notes is greater than one year, they may be purchased if they have a demand feature which may not exceed one year and requires payment on not more than 30 days' notice.

      o Obligations of Foreign Banks and Foreign Branches of U.S. Banks. Because the Fund may invest in U.S. dollar-denominated securities of (1) foreign banks that are payable in the U.S. or in London, England, and (2) foreign branches of U.S. banks, the Fund may be subject to additional investment risks different from those incurred by an investment company that invests only in debt obligations of domestic branches of U.S. banks. Such risks may include future political and economic developments of the country in which the bank or branch is located, possible imposition of withholding taxes on interest income payable on the securities, possible seizure or nationalization of foreign deposits, the possible establishment of exchange control regulations, or the adoption of other governmental restrictions that might affect the payment of principal and interest on such securities. Additionally, not all U.S. and state banking laws and regulations applicable to domestic banks (relating to maintenance of reserves, loan limits and financial soundness) apply to foreign branches of domestic banks, and none of them apply to foreign banks.

      o Bank Loan Participation Agreements. Subject to the provisions of Rule 2a-7 and the limitation on illiquid securities, below, the Fund may invest in bank loan participation agreements that provide the Fund with an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan. The Fund must look to the creditworthiness of the borrower obligated to make principal and interest payments on the loan.

      o Asset-Backed Securities. Subject to Rule 2a-7, the Fund may invest in asset-backed securities which are fractional interests in pools of consumer loans and other trade receivables. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund.

      These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. A risk of these securities is that the issuer of the security may have no security interest in the related collateral.

     o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. See the Statement of Additional Information for more details.

     o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.

Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than 7 days, or certain participation interests other than those with puts exercisable within 7 days.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

      o invest in any debt instrument having a maturity in excess of one year from the date of purchase, unless purchased subject to a demand feature which may not exceed one year and requires payment on not more than 30 days' notice;

      o enter into a repurchase agreement or purchase a security subject to a call for redemption if the scheduled repurchase or redemption date is greater than one year;

      o with respect to 75% of its assets, purchase securities issued or guaranteed by any one issuer (except the U.S. Government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities;

      o concentrate investments to the extent of 25% of its assets in any industry; except for obligations of foreign banks or foreign branches of domestic banks, the instruments set forth in "Bank Obligations and Instruments Secured Thereby" and "U.S. Government Securities" under "Investment Objective and Policies" are not subject to this limitation;

      o make loans, except that the Fund may purchase debt instruments described in "Investment Objective and Policies" and repurchase agreements, and the Fund may lend its portfolio securities as described under "Loans of Portfolio Securities" in the Statement of Additional Information; or

      o borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Fund may be pledged, mortgaged or assigned to secure a debt.

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1988 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and the officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Consequently, the dividends paid on Class B and Class C shares will be lower than the dividends paid on Class A shares. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The  Manager  and  Its   Affiliates.   The  Fund  is  managed  by  the  Manager,
OppenheimerFunds,   Inc.,   which  is  responsible   for  selecting  the  Fund's
investments and handles its day-to-day business. The

Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities, its fees and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has operated as an investment advisor since 1959.
The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $85 billion as of September 30, 1998, held in more than 4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and accounting services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Fund.

     o Portfolio Manager. The Manager has designated Carol E. Wolf and Arthur J. Zimmer as the Portfolio Managers of the Fund, effective June 15, 1998 and August 5, 1998, respectively. They are the individuals principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf and Mr. Zimmer are also officers of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager. Ms. Wolf is a Vice President and Mr. Zimmer is a Senior Vice President of the Manager. They are officers and portfolio managers of other Oppenheimer funds.

      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million; 0.45% of the next $250 million; 0.425% of the next $250 million; and 0.40% of net assets in excess of $1 billion. The Fund's management fee for the fiscal year ended July 31, 1998 was 0.50% of average annual net assets for Class A, Class B and Class C shares, respectively.

      The Fund pays expenses related to its daily operations, such as custodian fees, certain Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders, but are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      o The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager, and is sub- distributor for funds managed by a subsidiary of the Manager.

     o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis.

It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "yield" and "compounded effective yield" to illustrate its performance. This performance information may be useful to help you see how well your investment has done and to compare it to other money market funds.

      It is important to understand that the Fund's yields represent past performance and should not be considered to be predictions of future performance. This performance data is described below, but more detailed information about how yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you acquire. Yields for Class A shares generally are expected to be higher than those for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

     o Yield. Different types of yields may be quoted to show performance. The "yield" of each class of shares of the Fund is the net investment income generated by an investment in a class of shares of the Fund over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment.

      o Compounded Effective Yield. The "compounded effective yield" of each class of shares of the Fund is calculated similarly, but the annualized income earned by an investment in a class of shares of the Fund is assumed to be reinvested. The "compounded effective yield" will be slightly higher than the yield because of the effect of the assumed reinvestment.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund's Class A shares may be purchased without sales charge. Class B shares may generally be acquired only by exchange of Class B shares of other Oppenheimer funds.

Class B shares may be purchased directly only by investors who have established an Asset Builder Plan and by participants in the OppenheimerFunds 401(k) plan. Requirements for establishing a Class B Asset Builder Plan are described in the Statement of Additional Information. Class C shares may generally be acquired only by exchange of Class C shares of other Oppenheimer funds. Class C shares may be purchased directly only by participants in the OppenheimerFunds prototype 401(k) plan. Participants in such 401(k) plans must request the administrator of the 401(k) plans to purchase shares of the Fund.

     o Class A Shares. You may buy Class A shares without paying a sales charge. However, if Class A shares acquired by an exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge may be deducted from the proceeds. That sales charge will be equal to 1.00% of either (1)the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     o Class B Shares. If you acquire Class B shares, you pay no sales charge at the time of purchase. However, if you redeem your shares, a 5.00% contingent deferred sales charge is normally imposed on shares redeemed within one year of purchase, declining to 1.00% in the sixth year and eliminated thereafter. Class B shares are subject to an asset-based sales charge of 0.75%. See "Buying Class B Shares" and "Distribution and Service Plans for Class B and Class C Shares."

      o Class C Shares. If you acquire Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.00%. Class C shares are subject to an asset-based sales charge of 0.75%. See "Buying Class C Shares" and "Distribution and Service Plans for Class B and Class C Shares."

      o At What Price Are Shares Sold? The offering price of shares of each class is the net asset value per share, without an initial sales charge (but Class B and C shares may be subject to a contingent deferred sales charge when they are redeemed, as described in the preceding sections). The net asset value of each class of shares will normally be fixed at $1.00 per share, except under extraordinary circumstances, which are more fully discussed in "Determination of Net Asset Value Per Share" in the Statement of Additional Information. The Fund intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly-purchased shares only after the purchase order is accepted by the Distributor, as described below.

     Shares are sold at net asset value that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

      o How Are Shares Purchased? You can buy shares several ways --through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. The Distributor may pay periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers. Purchases of Class B shares through an Asset Builder Plan are subject to certain requirements and conditions which are described in the Statement of Additional Information.

     o Buying Shares Through Your Dealer. Your broker or dealer will place your order with the Distributor on your behalf.

     o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor to be sure it is appropriate for you.

     o Payment by Check. If payment is made by check in U.S. dollars drawn on a U.S. bank, dividends will begin to accrue on the next regular business day after the purchase order is accepted by the Distributor.

     o Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and to receive further instructions.

      o Guaranteed Payment. Broker-dealers that have sales agreements with the Distributor may place purchase orders with the Distributor before the close of The New York Stock Exchange on a regular business day, and the order will be effected that day if the broker-dealer guarantees that the Fund's Custodian Bank will receive Federal Funds to pay for the purchase by 2:00 P.M., on the next regular business day. Dividends will begin to accrue on shares purchased in this way on the regular business day the Federal Funds are received by the required time.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or the Transfer Agent can then send redemption proceeds or transmit dividends and distributions to your bank account.

      Shares are purchased for your account through AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the Application or the dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

      o Asset Builder Plans. You may purchase Class A shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. You may also purchase Class B shares directly under an Asset Builder Plan. Purchases of Class B shares through an Asset Builder Plan are subject to certain requirements and conditions which are described in the Statement of Additional Information.

Buying Class A Shares. You can open a Fund account for Class A shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.20% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the

Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.20% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares may be acquired at net asset value per share only by exchange of Class B shares of other Oppenheimer funds, except that direct purchases are permitted in certain cases, described below. Class B shares may be purchased directly only by investors who establish an Asset Builder Plan and by plan administrators or plan sponsors on behalf of plan participants in OppenheimerFunds prototype 401(k) plans. Purchases of Class B shares through an Asset Builder Plan are subject to certain requirements and conditions which are described in the Statement of Additional Information. You may open a Class B Asset Builder Plan account with minimum initial investment of $5,000. On direct purchases of the Fund's Class B shares for Asset Builder Plans, and OppenheimerFunds prototype 401(k) plans, the Distributor pays sales commissions of 4.00% of the purchases price of Class B shares to dealers from its own resources at the time of sales. The Distributor retains the Class B asset-based sales charge in either case. Under certain circumstances, the Distributor may also pay the Class B asset-based sales charge to the dealer quarterly in lieu of paying the sales commission at the time of purchase.

      If Class B shares are redeemed within 6 years of the direct purchase or the purchase of the Class B shares of other Oppenheimer funds that were exchanged for Class B shares of this Fund, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since

Beginning of Month in               Contingent Deferred Sales Charge
which Purchase Order                On Redemptions in that Year
Was Accepted                        (As % of Amount Subject to Charge)

-------------------------------------------------------------------
0 - 1                               5.0%
-------------------------------------------------------------------
1 - 2                               4.0%
-------------------------------------------------------------------
2 - 3                               3.0%
-------------------------------------------------------------------
3 - 4                               3.0%
-------------------------------------------------------------------
4 - 5                               2.0%
-------------------------------------------------------------------
5 - 6                               1.0%
-------------------------------------------------------------------
6 and following                     None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares of the Fund or Class B shares of another Oppenheimer fund that are exchanged for Class B shares of the Fund, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares may be acquired at net asset value per share only by exchange of Class C shares of other Oppenheimer funds, except that direct purchases are permitted in certain cases, described below. Class C shares may be purchased directly only by plan administrators or plan sponsors on behalf of participants in OppenheimerFunds prototype 401(k) plans. On direct purchases of the Fund's Class C shares, the Distributor pays sales commissions of 1.00% of the purchase price to dealers from its own resources at the time of sale. If Class C shares are redeemed within 12 months of the direct purchase or the purchase of the Class C shares that were exchanged, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor in connection with the distribution of Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor is also authorized to receive a service fee of 0.25% per year. At present the service fee paid on Class B and Class C shares by the Fund to the Distributor and by the Distributor to dealers is set at zero. Under each Plan, both fees are computed on the average annual net assets of shares in the respective class, determined as of the close of each regular business day during the period.

      The Plans enable the Distributor to offer Class B and Class C shares for purchase under certain arrangements (See "How to Buy Shares") and to offer an exchange privilege between Class B and Class C shares of the Fund and Class B and Class C shares of other Oppenheimer funds, as described below, without assessing a contingent deferred sales charge at the time of the exchange. The asset-based sales charge paid to the Distributor by the Fund and the payment of the contingent deferred sales charges are intended to compensate the Distributor for its activities related to the offering of Class B and Class C shares of Oppenheimer funds.

      If the service fee were paid, the Distributor would use it to compensate dealers for providing personal service and account maintenance services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge increases Class B and Class C expenses by 0.75% of average net assets per year, and if the service fee were paid, it would further increase each class' expenses by 0.25% of average net assets per year.

      Payments to the Distributor under the Plans are at a fixed rate that is not related to the Distributor's expenses. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Plans. If the Fund terminates either Plan, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

      On direct purchases of the Fund's Class B shares for Asset Builder Plans, and OppenheimerFunds prototype 401(k) plans, the Distributor currently pays sales commissions of 4.00% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The Distributor retains the Class B asset-based sales charge in either case. The Distributor may pay Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      On direct purchases of Class C shares, the Distributor currently pays sales commissions of 1.00% of the purchase price of Class C shares to dealers from its own resources at the time of sale. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

 Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o  returns of excess contributions to retirement plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

     o shares redeemed involuntarily as described in "Shareholder Account Rules and Policies" below;

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans (a) for hardship withdrawals; (b) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (c) to meet minimum distribution requirements as defined in the Internal Revenue Code; (d) to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code; (e) for separation from service; or (f) for loans to participants or beneficiaries; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o  shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions, including purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink.  PhoneLink is the OppenheimerFunds automated telephone system
that  enables   shareholders  to  perform  a  number  of  account   transactions
automatically using a touch-tone phone.

PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone  by  calling   1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds exchange privilege described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares" below for details.

     o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.

Please refer to "How to Sell Shares" below for details.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details. Class B and Class C shareholders should not establish Automatic Withdrawal Plans because of the possible imposition of a contingent deferred sales upon redemption of such shares.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer fund account is $25. These exchanges are subject to the terms of the exchange privilege, described in "How to Exchange Shares," below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased by exchanging shares from another Oppenheimer fund account on which you already paid a sales charge, or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o  403(b)(7)   Custodial  Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment

     o Pension and Profit-Sharing Plans for self-employed persons and small business owners

      o 401(k) Prototype Retirement Plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. Please call your broker or dealer for more information about this procedure. The Fund offers you a number of ways to sell your shares: in writing, by telephone or by wire or by using the Fund's checkwriting privilege. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you are a participant in an OppenheimerFunds 401(k) plan, you must request the administrator of the plan to sell your shares. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      |X| Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      |X| Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o you wish to redeem more than $50,000 worth of shares and receive a check

     o the redemption check is not payable to all shareholders listed on the account statement

     o the redemption check is not sent to the address of record on your statement

     o shares are being transferred to a Fund account with a different owner or name

     o shares are redeemed by someone other than the owners (such as an Executor)

     |X| Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

      o your name

      o the Fund's name

      o your Fund account number (from your account statement)

      o the dollar amount or number of shares to be redeemed

      o any special payment instructions

      o any share certificates for the shares you are selling

     o the signatures of all registered owners exactly as the account is registered, and

      o any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or express mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

      o To redeem shares through a service representative, call 1-
800-852-8457

      o To redeem shares automatically on PhoneLink, call 1-800-533-
3310

      Whichever method you use, you may have a check sent to the address on the account, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

      o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Selling Shares by Wire. You may also request that redemption proceeds of $2,500 or more be wired in Federal Funds to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. There is a $10 fee for each wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in one of the other Oppenheimer funds, you may call 1-800-525-7048 to request Checkwriting for an account in this Fund that has the same registration as that other fund account.

      o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

      o Checks must be written for at least $100.

      o Checks cannot be paid if they are written for more than your account value.

      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

     o Don't use your checks if you changed your Fund account number. See "How to Sell Shares - Checkwriting" in the Statement of Additional Information.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of the same class of other Oppenheimer funds. Fund shares purchased by reinvesting dividends from another fund, or by exchange of shares from other Oppenheimer fund accounts on which you paid a sales charge may be exchanged at net asset value per share at the time of exchange, without sales charge. However, when you exchange other shares of the Fund, including shares purchased directly and shares purchased by reinvesting the Fund's dividends or distributions, for shares of Oppenheimer funds that have a sales charge, you will be subject to that charge. To exchange shares, you must meet several conditions:

     o Shares of the fund selected for exchange must be available for sale in your state of residence

     o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

     o You must meet the minimum purchase requirements for the fund you purchase by exchange

      o Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A" shares for this purpose. Participants in an
OppenheimerFunds prototype 401(k) plan must request the administrator of the plan to exchange their shares. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

     o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address listed in "How to Sell Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800- 852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or you can obtain this information by calling a service representative at 1- 800-525-7048. This list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

     o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

            The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing the Transfer Agent.

Shareholder Account Rules and Policies

      o Net asset value per share of each class of the Fund will normally be maintained at $1.00, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information).

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security Number or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. The Fund will charge a $10 transaction fee for sending redemption proceeds by Federal Funds wire. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

     o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report and updated prospectus to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund declares dividends daily from net investment income of each class and pays those dividends to shareholders monthly as of a date selected by the Board of Trustees. To effect its policy of maintaining a net asset value of $1.00 per share of each class, under certain circumstances, the Fund may withhold dividends or make distributions from capital or capital gains. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     o Reinvest Capital Gains Only. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank on AccountLink.

      o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established. Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to Federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amount it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference, if any, between the price you paid for the shares and the price you received when you sold them.

      o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Oppenheimer Cash Reserves

6803 South Tucson Way
Englewood, Colorado 80112

1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center

New York, New York 10048-0203

Distributor

OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

1-800-525-7048

OppenheimerFunds Internet Web Site
http://www.oppenheimerfunds.com

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202-4918

No broker, dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

Oppenheimer Cash Reserves

6803 South Tucson Way, Englewood, Colorado  80112
1-800-525-7048

Statement of Additional Information dated November 27, 1998


      This Statement of Additional Information of Oppenheimer Cash Reserves is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 27, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                        Page

About the Fund
Investment Objective and Policies.............................................
     Investment Policies and Strategies.......................................
Other Investment Techniques and Strategies....................................
Other Investment Restrictions.................................................
How the Fund is Managed.......................................................
     Organization and History.................................................
     Trustees and Officers of the Fund........................................
     The Manager and Its Affiliates...........................................
Performance of the Fund.......................................................
Distribution and Service Plans................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How To Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................

Financial Information About the Fund
Independent Auditors' Report..................................................
Financial Statements..........................................................

Appendices
Appendix A: Description of Securities Ratings..............................A-1
Appendix B: Industry Classifications.......................................B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Fund's objective is to seek maximum current income that is consistent with stability of principal. The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Fund may realize a capital gain or loss.

      o Ratings of Securities - Portfolio Quality and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, the Trust may purchase only those securities that the Manager, under Board-approved procedures, has determined have minimal credit risks and are Eligible Securities. The rating restrictions described in the Prospectus and this Statement of Additional Information do not apply to banks in which the Trust's cash is kept.

      An Eligible Security is one that has been rated in one of the two highest short-term rating categories by any two nationally-recognized statistical rating organizations. That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in this Statement of Additional Information. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security."

      Rule 2a-7 permits the Trust to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

      Under Rule 2a-7, the Trust may invest only up to 5% of its assets in "Second Tier Securities." Second Tier are Eligible Securities that are not First Tier Securities. In addition, the Trust may not invest more than:
     o 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or
     o 1% of its total assets or $1 million (whichever is greater) in Second Tier Securione issuer.

      Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Trust's procedures and with the Rule.

      If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Trust to dispose of it. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, or if an event of insolvency as defined in Rule 2a-7 occurs, the Trust must dispose of the security as soon as practicable unless, the Board determines it would be in the best interests of the Trust to dispose of the security.

      The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission are Standard & Poor's Corporation, Moody's Investors Service, Inc., IBCA Fitch, Duff and Phelps, Inc., and Thomson BankWatch, Inc. Appendix A to this Statement of Additional Information contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

     o U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). The Fund does not generally intend to routinely invest a significant portion of its assets in U.S. Government Securities. All Treasury securities are backed by the full faith and credit of the United States. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration,
Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage
Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the ability of the agency or instrumentality to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the U.S. Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look to the agency issuing the obligation for repayment and will not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

      Among the U.S. Government Securities that may be purchased by the Fund are "mortgage-backed securities" of Fannie Mae, the Government National Mortgage Association ("Ginnie Mae") and the Federal Home Loan Mortgage Association ("Freddie Mac"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interests in the pool. Another type of mortgage-backed security is the "collateralized mortgage obligation," which is similar to a conventional bond and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

      Mortgage-backed securities and collateralized mortgage obligations are subject to prepayments as interest rates decline, which shortens the weighted average life of the Mortgage Backed Securities or Collateralized Mortgage Obligations. Conversely, if interest rates increase, prepayments of the underlying mortgages may decline, which would extend the weighted average life of the Mortgage Backed Securities or Collateralized Mortgage Obligations. All of these mortgage-backed securities and collateralized obligations must meet the standards required under Rule 2a-7.

      o Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). These securities must meet the standards required under Rule 2a-7. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset- backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage backed securities.

     o Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of no more than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

      o Master Demand Notes. Variable rate demand notes may include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. Because these obligations are direct lending arrangements between the note purchaser and issuer of the note, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the note issuer to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

      o Insured Bank  Obligations.  The Federal  Deposit  Insurance  Corporation
("FDIC") insures the deposits of banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, then the amount in excess of that $100,000 will not be insured.

      o Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in "Investment Objective and Policies" in the Prospectus as to investments in illiquid securities. These participation agreements provide the Fund an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The issuing bank may have no obligation to the Fund other than to pay it principal and interest on the loan if and when received by the bank. Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income or principal, or both.

Other Investment Techniques and Strategies

      o Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set forth by the Fund's Board of Trustees from time to time), for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound, and the Manager will continuously monitor the collateral's value.

      o Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. The Fund must receive collateral for such loans. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to lend its securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets.

      Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian, administrative or other fees in connection with such a loan, and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days notice or in time to vote on any important matter.

      o Illiquid and Restricted Securities. Illiquid securities in which the Fund may invest include issues which only may be redeemed by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities which cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Fund at a time when such sale would be desirable. Restricted securities that are not illiquid, in which the Fund may invest, include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are not related to current transactions of the issuer and therefore are not exempt from registration as commercial paper.

Other Investment Restrictions

The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

      Under these additional restrictions, which are fundamental policies, the Fund cannot:

      o invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs;

      o invest in real estate; however, the Fund may purchase debt securities issued by companies which invest in real estate or interests therein;

      o  purchase securities on margin or make short sales of securities;

      o invest in or hold securities of any issuer if those officers and trustees or directors of the Fund or its Manager who beneficially own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o underwrite securities of other companies except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities;

     o invest more than 5% of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or

      o purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

      For purposes of the Fund's policy not to concentrate in securities of issuers as described in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Fund has three classes of shares. Shares of each class are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Fund upon liquidation.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Fund, and any shareholder of the Fund, agrees under the Fund's Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand which may arise out of any dealings with the Fund, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. All Trustees are also Trustees, Directors, or Managing General Partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial Money Market Trust, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver- based Oppenheimer funds") except for Ms. Macaskill and Mr. Bowen, who are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. and Messrs. Bowen and Fossel who are Trustees, Directors and Managing General Partners of all the Denver-based funds except Centennial New York Tax Exempt Trust and Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Ms. Wolf and Mr. Zimmer hold similar positions with each of the Denver-based Oppenheimer funds. As of November 16, 1998, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

ROBERT G. AVIS, Trustee*, Age 67
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee, Age 83
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

GEORGE C. BOWEN, Vice President, Treasurer, Assistant Secretary and Trustee*, Age 62 6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation ("HarbourView"); Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc. ("SSI"); Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. ("SFSI") (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. ("OAC") (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer
Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Treasurer of OAC (June 1990 - March 1998).

CHARLES CONRAD, JR., Trustee, Age 68
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee, Age 56
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly Chairman and a director of the Manager, President and a director of OAC, the Manager's parent holding company, and SSI and SFSI, transfer agent subsidiaries of the Manager.

SAM FREEDMAN, Trustee, Age 58
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

RAYMOND J. KALINOWSKI, Trustee, Age 69
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. HOWARD KAST, Trustee, Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee, 77
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*, Age 50
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OFIL; Chairman, President and a director of Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; Member, Board of Governors, NASD, Inc.; a director of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager, a director of NASDQ Stock Market, Inc.

NED M. STEEL, Trustee, Age 83
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*, Age 65 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial, and Chairman of the Board of SSI.

ANDREW J. DONOHUE, Vice President and Secretary, Age 48
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President and a director of OFIL and Oppenheimer
Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager, Age 46
Vice President of the Manager and Centennial (since June 1990); an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manger, Age 52
Senior Vice President of the Manager (since June 1997); Vice President of Centennial (since June 1997); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990-June 1997).

ROBERT J. BISHOP, Assistant Treasurer, Age 40
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer, Age 34
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary, Age 50
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the  Manager,  Assistant  Secretary  of SSI (since May 1985),  and SFSI
(since November 1989); Assistant Secretary of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
-------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

    o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Messrs. Bowen and Swain) who are affiliated with the Manager receive no salary or fee from the Fund. The compensation from the Fund was paid during its fiscal year ended July 31, 1998. The compensation from all the Denver-based Oppenheimer funds includes the Fund and is compensation as a director, trustee, Managing Partner or member of a committee of the Board during the calendar year 1997.

                                                             Total
                                                             Compensation
                                    Aggregate                From All
                                    Compensation             Denver-based
Name and Position                   from Fund                OppenheimerFunds(1)

Robert G. Avis                      $256                    $63,501
  Trustee

William A. Baker                    $313                    $77,502
  Audit and Review
  Committee Ex-Officio Member(2)
  and Trustee

Charles Conrad, Jr.(3)              $291                    $72,000
  Trustee

Jon Fossel                          $255                    $63,277
 Trustee

Sam Freedman                        $268                    $66,501
 Audit and Review Committee
 Member(2)
 and Trustee

Raymond J. Kalinowski               $289                    $71,561
Audit and Review Committee
Member(2)  and  Trustee

C. Howard Kast                      $309                    $76,503
 Audit and Review  Committee
 Chairman(2)  and Trustee

Robert M. Kirchner (3)              $290                    $72,000
 Trustee

Ned M. Steel                        $256                    $63,501
 Trustee
-------------------------------------
(1) For the 1997 calendar year.
(2) Committee positions effective July 1, 1997.
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

      o Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under this plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under this plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may, without shareholder approval and not withstanding its fundamental policy restricting investment in other open-end investment companies, as described in the Fund's Statement of Additional Information, invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustees' deferred fee accounts.

     o Major Shareholders. As of November 16, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund and two of whom (Ms. Macaskill and Mr. Swain) serve as Trustees of the Fund.

      o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses  not  expressly  assumed  by the  Manager  under  the  Investment
Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      During the fiscal period of January 1, 1996 to July 31, 1996 and the fiscal years ended July 31, 1997 and July 31, 1998, the fees paid by the Fund to the Manager were $596,591, $1,286,675 and $1,368,194, respectively.

      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting the fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

     The Investment Advisory Agreement provides that the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting by reason of its willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment advisor for any other person, firm or corporation, and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor is the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, and other than paid under the Distribution and Service Plans, are borne by the Distributor. During the Fund's fiscal year ended July 31, 1998, the contingent deferred sales charges on the Fund's Class B shares totaled $547,120, all of which was received and retained by the Distributor. During the Fund's fiscal year ended July 31, 1998, the contingent deferred sales charges on the Fund's Class C shares totaled $114,479, all of which was received and retained by the Distributor. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

     o Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund did not incur any brokerage costs during the fiscal period from January 1, 1996 to July 31, 1996 or the fiscal years ended July 31, 1997 and July 31, 1998. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

      The Fund seeks to obtain prompt execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions may be directed to brokers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

      No portfolio transactions will be handled by any securities dealer affiliated with the Manager. The Fund's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover and may increase the Fund's transaction costs. However, since brokerage commissions, if any, are usually small, high turnover does not normally have an appreciable adverse effect upon the income of the Fund.

Performance of the Fund

     o Yield Information. The current yield of each class is determined in accordance with regulations adopted under the Investment Company Act. Yield is calculated for a seven day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7, and
(c) subtracting 1 from the result. The "current yield" on Class A, Class B and Class C shares for the seven days ended July 31, 1998 was 4.54%, 3.97% and 3.93%, respectively. The "compounded effective yield" for that period on Class A, Class B and Class C shares was 4.65%, 4.05% and 4.01%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      o Other Performance Comparisons. Yield information may be useful to investors in reviewing the Fund's performance. The Fund may make comparisons between its yields and that of other investments by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor(TM)), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in various metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with alternative investments. An investment in the Fund is not insured. Its yields are not guaranteed and normally will fluctuate on a daily basis. The yields for any given past period are not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yields are affected by portfolio quality, portfolio maturity, the types of instruments held, and the operating expenses of each class. When comparing the Fund's yields and investment risk with that of other investments, investors should understand that certain other investment alternatives, such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and may be insured or guaranteed. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month.

Distribution and Service Plans

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund compensates the Distributor for its services in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager as the then-sole initial holder of such shares of the Fund.

      In addition, under the Plans the Manager and the Distributor, in their sole discretion from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the services rendered in connection with the distribution of the Fund's shares. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the service fee and the asset-based sales charge at the maximum rate and set no minimum amount.

      Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in later periods. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      Service fee payments made under the Class A Plan for the fiscal year ended July 31, 1998 totaled $367,827 of which $92,868 was paid to MML Investor Services, Inc., an affiliate of the Distributor. Asset-based sales charge payments made under the Class B Plan and Class C Plan during the fiscal year ended July 31, 1998 totaled $547,120 and $114,479, respectively.

      Currently, the service fee paid on Class B and Class C shares is set at zero. If service fee payments are paid in the future, the Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. Any advance service fee payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B and Class C shares are redeemed during the first year such shares are outstanding, the Recipient would be obligated to repay a pro rata portion of such advance payment to the Distributor.

      A minimum holding period may be established from time to time under each Plan by the Board. The Board has set no minimum holding period under any Plan. All payments under the Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     If the Fund terminates either the Class B or Class C Plan, the Trustees may allow the Fund to continue payments of the service fee and asset-based sales charge to the Distributor for distributing shares before the Plan terminated. The Class B and Class C Plans enable the Distributor to offer Class B and Class C shares for purchase under certain arrangements as described in the Prospectus and to offer an exchange privilege between Class B and Class C shares of the Fund and Class B and Class C shares of other Oppenheimer funds, respectively, without assessing a contingent deferred sales charge at the time of purchase or exchange. The asset-based sales charge paid to the Distributor by the Fund and the payment of the contingent deferred sales charges are intended to compensate the Distributor for its activities related to the offering of Class B and Class C shares of Oppenheimer funds. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B and Class C shares of Oppenheimer funds: (i) financing the advance of any service fee payment to Recipients, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

      The Distributor may enter into Supplemental Distribution Assistance Agreements (the "Agreements") under the Class A Plan with selected dealers distributing shares of the Fund, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Tax Exempt Trust and Centennial America Fund, L.P. Quarterly payments by the Distributor (which are not a Fund expense) will range from 0.10% to 0.30%, annually, of the average net asset value of Class A shares of the above-mentioned funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average value of Class A shares of the above-mentioned funds' shares owned during that quarter by the dealer or its customers is less than $5 million.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. As stated in the Prospectus, Class B and Class C shares of the Fund may only be acquired by exchange of Class B and Class C shares, respectively, of other Oppenheimer funds or directly through the Oppenheimer prototype 401(k) plan, or for Class B shares, pursuant to Asset Builder Plans. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares of Oppenheimer funds other than the money market funds. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any exchange order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the other Oppenheimer funds instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. These general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and any brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the total number of shares outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      The Fund will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that the Fund will do so. The Fund operates under Rule 2a-7, pursuant to which the Fund may use the amortized cost method of valuing its shares. The fund's board of Trustees has adopted procedures for that purpose. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

     The Fund's Board of Trustees has established procedures intended to stabilize the Fund's net asset value at $1.00 per share. If the Fund's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Fund shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Fund uses Rule 2a-7, the Fund must abide by certain conditions described in the Prospectus which limit the maturity of securities the Fund buys. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income than if the Fund were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Fund shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Fund would receive more investment income than if the Fund were priced at market value.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described under "Checkwriting" in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of the Fund to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor nor the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission. The foregoing discussion does not apply to Asset Builder Plans in Class B shares of the Fund.

      Investors who wish to purchase Class B shares of other Oppenheimer funds by dollar-cost averaging may do so by establishing an Asset Builder Plan in Class B shares of the Fund and directing that the entire amount invested in Class B shares of the Fund be reinvested in Class B shares of other Oppenheimer funds over a period that may not exceed 24 months. Investors who establish Asset Builder Plans may purchase Class B shares of the Fund directly. The minimum initial investment for Class B Asset Builder Plans is $5,000 and the maximum initial investment is $500,000. Any redemption of Class B shares of the Fund or any other Oppenheimer fund within 6 years of investment may be subject to a contingent deferred sales charge, as further described in the Fund's Prospectus.

      There are sales charges applicable to the purchase of certain Oppenheimer funds. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

     o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

      Limited Term New York Municipal Fund
      Oppenheimer Bond Fund
      Oppenheimer Capital  Appreciation Fund
      Oppenheimer California  Municipal Fund
      Oppenheimer Champion Income Fund
      Oppenheimer Convertible  Securities Fund
      Oppenheimer Developing   Markets  Fund
      Oppenheimer Disciplined   Allocation   Fund
      Oppenheimer Disciplined Value Fund
      Oppenheimer Discovery Fund
      Oppenheimer Enterprise  Fund
      Oppenheimer Equity  Income  Fund
      Oppenheimer Florida Municipal Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special  Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer High Yield Fund
      Oppenheimer Insured Municipal Fund
      Oppenheimer Intermediate   Municipal   Fund
      Oppenheimer International   Bond  Fund
      Oppenheimer International  Growth Fund
      Oppenheimer International  Small Company Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street California Municipal Fund
      Oppenheimer Main Street Income & Growth Fund
      Oppenheimer MidCap Fund
      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund
      Oppenheimer New Jersey Municipal Fund
      Oppenheimer New York Municipal Fund
      Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Quest Balanced Value Fund
      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Opportunity Value Fund
      Oppenheimer Quest Small Cap Value Fund
      Oppenheimer Quest Value Fund, Inc.
      Oppenheimer Real Asset Fund
      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund
      Rochester Fund Municipals

      the following "Money Market Funds":

      Centennial America  Fund,  L.P.
      Centennial California  Tax Exempt Trust
      Centennial Government   Trust
      Centennial New  York  Tax  Exempt  Trust
      Centennial Tax Exempt Trust
      Oppenheimer Cash Reserves
      Oppenheimer Money Market Fund, Inc.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

      o Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Value Per Share" and such valuation will be made as of the time the redemption price is determined.

      o Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements to increase the investment, and other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares of other Oppenheimer funds that were purchased subject to an initial sales charge, or shares on which a contingent deferred sales charge was paid, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. It does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the receipt of an order placed by such dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption documents as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check, are payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. Class B shareholders should not establish withdrawal plans and Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 12 months, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of an Oppenheimer fund having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares, except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Centennial America Fund, L.P., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares. A current list of funds showing which funds offer which classes may be obtained by calling the Distributor at 1-800-525-7048.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of other Money Market Funds. Shares of a Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). Class A shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. Shares of this Fund acquired by reinvested dividends and distributions may be exchanged for shares of other Oppenheimer funds upon payment of the sales charge, if applicable, or may be used to purchase shares subject to a contingent deferred sales charge, if applicable. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge of 5% is imposed on Class B shares redeemed within one year of the initial purchase of the exchanged Class B shares, declining to 4% during the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year, and eliminated thereafter. The Class C contingent deferred sales charge of 1% is imposed on Class C shares redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or the Fund that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For Federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege" above includes discussion of some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of this Fund as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "The Oppenheimer Funds" above. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment in shares of the selected fund will be made in the case of Class B or Class C shares at the net asset value per share, and in the case of Class A shares, will be made at the public offering price (i.e. net asset value plus any sales charge that applies) in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund at net asset value.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Cash Reserves:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Cash Reserves as of July 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1998 and 1997, and the financial highlights for the period January 1, 1993, to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves at July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
August 21, 1998

--------------------------------------------------------------------------------
 Statement of Investments  July 31, 1998
--------------------------------------------------------------------------------


                                                                    Face          Value
                                                                    Amount        See Note 1
=============================================================================================
Certificates of Deposit--2.3%
---------------------------------------------------------------------------------------------
Deutsche Bank AG, 5.65%, 1/22/99                                    $ 3,000,000   $ 3,000,000
---------------------------------------------------------------------------------------------
Societe Generale, 5.87%, 9/30/98                                      4,000,000     4,000,121
                                                                                  -----------
Total Certificates of Deposit                                                       7,000,121

=============================================================================================
Direct Bank Obligations--2.6%
---------------------------------------------------------------------------------------------
Abbey National North America Corp., 5.47%, 10/30/98                   3,000,000     2,958,975
---------------------------------------------------------------------------------------------
National Westminster Bank of Canada, 5.523%, 11/2/98                  5,000,000     4,928,661
                                                                                  -----------
Total Direct Bank Obligations                                                       7,887,636

=============================================================================================
Letters of Credit--15.6%
---------------------------------------------------------------------------------------------
ABN Amro Bank PLC, guaranteeing commercial paper of Formosa
Plastics Corp., USA, Series A, 5.52%, 9/18/98                         4,200,000     4,169,088
---------------------------------------------------------------------------------------------
Barclays Bank PLC, guaranteeing commercial paper of:
Banca Serfin SA, Institucion de Banca Multiple, Group Financiero
Serfin, 5.42%, 11/23/98                                               4,000,000     3,931,220
Banco de Credito Nacionale, SA, Series B, 5.42%, 8/11/98              8,000,000     7,987,956
Nacionale Financiera, SNC, 5.525%, 11/19/98                           2,500,000     2,457,795
---------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG, guaranteeing commercial paper of:
Banco de Galicia y Buenos Aires SA, 5.47%, 9/18/98                    3,000,000     2,978,120
Unibanco-Unia de Bancos Brasilieros SA, Series C, 5.52%, 10/19/98     3,000,000     2,963,660
---------------------------------------------------------------------------------------------
Credit Suisse, guaranteeing commercial paper of:
Daewoo International (America) Corp., 5.52%, 12/2/98                  3,000,000     2,943,420
Minmetals Capitals & Securities, Inc., 5.40%, 8/24/98                10,800,000    10,762,516
---------------------------------------------------------------------------------------------
Societe Generale, guaranteeing commercial paper of PEMEX
Capital, Inc., Series A, 5.52%, 10/2/98                               5,000,000     4,952,467
---------------------------------------------------------------------------------------------
Swiss Bank Corp., guaranteeing commercial paper of PEMEX
Capital, Inc., 5.52%, 9/18/98                                         5,000,000     4,963,200
                                                                                  -----------
Total Letters of Credit                                                            48,109,442


                          8 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                Face          Value
                                                                Amount        See Note 1
=========================================================================================
Short-Term Notes--75.7%
-----------------------------------------------------------------------------------------
Asset-Backed--14.1%
Asset Backed Capital Finance, Inc.:
5.68%, 9/23/98(1)(2)                                            $ 2,500,000   $ 2,500,047
5.73%, 8/24/98(1)(2)                                              4,000,000     4,000,000
-----------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Series A, 5.47%, 9/1/98     3,500,000     3,483,514
-----------------------------------------------------------------------------------------
CXC, Inc.:
5.50%, 12/16/98(3)                                                5,000,000     4,895,347
5.515%, 12/7/98(3)                                                5,000,000     4,901,956
5.523%, 11/16/98(3)                                               3,000,000     2,950,753
-----------------------------------------------------------------------------------------
Falcon Asset Securitization Corp., 5.70%, 8/4/98(3)               5,000,000     4,997,625
-----------------------------------------------------------------------------------------
Preferred Receivables Funding Corp., 5.49%, 11/23/98(3)           3,000,000     2,947,845
-----------------------------------------------------------------------------------------
RACERS, Series 1998-MM-3-5, 5.563%, 8/31/98(1)(2)                 5,000,000     5,000,000
-----------------------------------------------------------------------------------------
Sigma Finance, Inc.:
5.44%, 10/15/98(3)                                                3,000,000     2,966,000
5.44%, 9/10/98(3)                                                 5,000,000     4,969,778
                                                                              -----------
                                                                               43,612,865

-----------------------------------------------------------------------------------------
Beverages--3.5%
Coca-Cola Enterprises, Inc.:
5.48%, 10/23/98(3)                                                5,000,000     4,936,828
5.48%, 10/28/98(3)                                                2,000,000     1,973,209
5.50%, 12/21/98(3)                                                4,000,000     3,913,222
                                                                              -----------
                                                                               10,823,259

-----------------------------------------------------------------------------------------
Broker/Dealers--21.2%
Bear Stearns Cos., Inc.:
5.45%, 10/22/98                                                   4,000,000     3,950,344
5.47%, 10/28/98                                                   5,000,000     4,933,144
5.505%, 12/17/98                                                  5,000,000     4,894,487
-----------------------------------------------------------------------------------------
Goldman Sachs Group, LP, 5.51%, 9/24/98                           5,000,000     4,958,675
-----------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 5.52%, 12/8/98                    5,000,000     4,901,100
-----------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.43%, 10/14/98                                                   4,000,000     3,955,353
5.49%, 11/6/98                                                    5,000,000     4,926,038
5.607%, 10/8/98(1)                                                3,000,000     3,000,000
-----------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 5.69%, 8/3/98(1)               10,000,000    10,000,000
-----------------------------------------------------------------------------------------
Republic New York Securities Corp., 5.94%, 8/3/98(1)              8,000,000     8,000,000
-----------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc.:
5.50%, 11/16/98                                                   7,000,000     6,885,569
5.717%, 10/20/98(1)                                               5,000,000     5,000,000
                                                                              -----------
                                                                               65,404,710


                          9 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                               Face          Value
                                                               Amount        See Note 1
----------------------------------------------------------------------------------------
Commercial Finance--9.2%
CIT Group Holdings, Inc., 5.50%, 9/14/98                       $ 5,000,000   $ 4,966,389
----------------------------------------------------------------------------------------
Countrywide Home Loans:
5.54%, 8/25/98                                                   4,700,000     4,682,641
5.60%, 8/21/98                                                   3,500,000     3,489,111
----------------------------------------------------------------------------------------
FINOVA Capital Corp.:
5.67%, 9/11/98                                                   4,000,000     3,974,808
5.55%, 11/13/98                                                  4,000,000     3,935,867
----------------------------------------------------------------------------------------
Heller Financial, Inc., 5.58%, 11/30/98                          7,500,000     7,359,338
                                                                             -----------
                                                                              28,408,154

----------------------------------------------------------------------------------------
Consumer Finance--6.5%
Beneficial Corp.:
5.505%, 9/23/98                                                  5,000,000     4,959,477
5.55%, 8/6/98                                                    5,000,000     4,996,146
----------------------------------------------------------------------------------------
Island Finance Puerto Rico, Inc.:
5.51%, 9/24/98                                                   5,000,000     4,958,675
5.57%, 8/4/98                                                    5,000,000     4,997,679
                                                                             -----------
                                                                              19,911,977

----------------------------------------------------------------------------------------
Diversified Financial--3.2%
General Motors Acceptance Corp., 5.50%, 2/19/99                  5,000,000     4,845,694
----------------------------------------------------------------------------------------
Household Finance Corp., 5.637%, 9/9/98(1)                       5,000,000     5,000,000
                                                                             -----------
                                                                               9,845,694

----------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.6%
Baxter International, Inc., 5.56%, 8/5/98(3)                     5,000,000     4,996,911
----------------------------------------------------------------------------------------
Insurance--10.4%
AIG Life Insurance Co., 5.668%, 8/3/98(1)(2)                     7,000,000     7,000,000
----------------------------------------------------------------------------------------
Pacific Mutual Life Insurance Co., 5.667%, 8/3/98(1)(2)          5,000,000     5,000,000
----------------------------------------------------------------------------------------
Protective Life Insurance Co., 5.698%, 8/3/98(1)                 5,000,000     5,000,000
----------------------------------------------------------------------------------------
Security Benefit Life Insurance Co., 5.686%, 8/15/98(1)         10,000,000    10,000,000
----------------------------------------------------------------------------------------
TransAmerica Life Insurance & Annuity Co., 5.668%, 8/3/98(1)     5,000,000     5,000,000
                                                                             -----------
                                                                              32,000,000

----------------------------------------------------------------------------------------
Leasing & Factoring--2.4%
American Honda Finance Corp.:
5.51%, 12/4/98                                                   2,550,000     2,501,214
5.687%, 10/20/98(1)(3)                                           5,000,000     5,000,000
                                                                             -----------
                                                                               7,501,214


                          10 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                             Face           Value
                                                             Amount         See Note 1
----------------------------------------------------------------------------------------
Nondurable Household Goods--2.0%
Newell Co., 5.70%, 8/3/98(3)                                 $ 6,200,000    $  6,198,037
----------------------------------------------------------------------------------------
Oil-Integrated--1.6%
Fina Oil & Chemical Co., 5.52%, 8/14/98(3)                     5,000,000       4,990,033
                                                                            ------------
Total Short-Term Notes                                                       233,692,854

========================================================================================
Foreign Government Obligations--1.6%
----------------------------------------------------------------------------------------
Comision Federal de Electricidad, Series A, 5.56%, 8/25/98     5,000,000       4,981,467

----------------------------------------------------------------------------------------
Total Investments, at Value                                         97.8%    301,671,520
----------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                      2.2       6,911,136
                                                             -----------    ------------
Net Assets                                                         100.0%   $308,582,656
                                                             ===========    ============

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

(1) Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on July 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

(2) Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $23,500,047, or 7.62% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

(3) Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $60,637,544, or 19.65% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.


                          11 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  July 31, 1998
--------------------------------------------------------------------------------


===============================================================================
Assets
Investments, at value                                             $ 301,671,520
-------------------------------------------------------------------------------
Cash                                                                    621,237
--------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                    8,158,051
Interest                                                                642,966
-------------------------------------------------------------------------------
Other                                                                    32,246
                                                                  -------------
Total assets                                                        311,126,020

===============================================================================
Liabilities Payables and other liabilities:
Shares of beneficial interest redeemed                                1,860,246
Dividends                                                               417,265
Transfer and shareholder servicing agent fees                           170,955
Distribution and service plan fees                                       31,002
Other                                                                    63,896
                                                                  -------------
Total liabilities                                                     2,543,364

===============================================================================
Net Assets                                                        $ 308,582,656
                                                                  =============

===============================================================================
Composition of Net Assets
Paid-in capital                                                   $ 308,587,651
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                 (4,995)
                                                                  -------------
Net assets                                                        $ 308,582,656
                                                                  =============


                          12 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $210,476,996 and 210,538,153 shares of
beneficial interest outstanding)                                           $1.00

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $80,004,517 and 80,003,530 shares of beneficial interest outstanding) $1.00

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,101,143 and 18,100,638 shares of beneficial interest outstanding) $1.00

See accompanying Notes to Financial Statements.


                          13 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended July 31, 1998
--------------------------------------------------------------------------------


================================================================================
Investment Income
Interest                                                             $15,850,050

================================================================================
Expenses
Management fees--Note 3                                                1,368,194
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 3                  1,186,442
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 3:
Class A                                                                  367,827
Class B                                                                  547,120
Class C                                                                  114,479
--------------------------------------------------------------------------------
Shareholder reports                                                      214,706
--------------------------------------------------------------------------------
Registration and filing fees                                             142,371
--------------------------------------------------------------------------------
Custodian fees and expenses                                               28,567
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                               15,602
--------------------------------------------------------------------------------
Insurance expenses                                                         4,845
--------------------------------------------------------------------------------
Trustees' fees and expenses                                                2,527
--------------------------------------------------------------------------------
Other                                                                      8,659
                                                                     -----------
Total expenses                                                         4,001,339

================================================================================
Net Investment Income                                                 11,848,711

================================================================================
Net Realized Gain on Investments                                             522

================================================================================
Net Increase in Net Assets Resulting from Operations                 $11,849,233
                                                                     ===========

See accompanying Notes to Financial Statements.


                          14 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                       Year Ended July 31,
                                                       1998             1997
=====================================================================================
Operations
Net investment income                                  $  11,848,711    $  10,745,370
-------------------------------------------------------------------------------------
Net realized gain                                                522            2,265
-------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      11,849,233       10,747,635

=====================================================================================
Dividends and Distributions to Shareholders
Class A                                                   (8,374,810)      (7,785,359)
Class B                                                   (2,871,927)      (2,546,870)
Class C                                                     (601,974)        (413,141)

=====================================================================================
Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                   37,506,804        2,937,563
Class B                                                   25,995,434      (31,565,083)
Class C                                                    8,976,542       (2,592,039)

=====================================================================================
Net Assets
Total increase (decrease)                                 72,479,302      (31,217,294)
-------------------------------------------------------------------------------------
Beginning of period                                      236,103,354      267,320,648
                                                       -------------    -------------
End of period                                          $ 308,582,656    $ 236,103,354
                                                       =============    =============

See accompanying Notes to Financial Statements.


                          15 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                             Class A
                                             --------------------------------
                                             Year Ended July 31,
                                             1998        1997        1996(2)
=============================================================================
Per Share Operating Data
Net asset value, beginning of period            $1.00       $1.00       $1.00
-----------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain           .04         .04         .03
Dividends and distributions to shareholders      (.04)       (.04)       (.03)
-----------------------------------------------------------------------------
Net asset value, end of period                  $1.00       $1.00       $1.00
                                                =====       =====       =====

=============================================================================
Total Return(5)                                  4.61%       4.41%       2.68%

=============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)     $210,477    $172,970    $170,031
-----------------------------------------------------------------------------
Average net assets (in thousands)            $186,795    $179,948    $149,889
-----------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            4.48%       4.33%       4.47%(6)
Expenses                                         1.28%       1.29%       1.06%(6)

(1) For the period from December 1, 1993 (inception of offering) to December 31, 1993.

(2) For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

(3) For the period from August 17, 1993 (inception of offering) to December 31, 1993. Oppenheimer Cash Reserves

(4) Less than $.005 per share.


                          16 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               Class A                           Class B
                                               ------------------------------    -----------------------------
                                               Year Ended December 31,           Year Ended July 31,
                                               1995        1994       1993       1998       1997       1996(2)
==============================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain             .05        .03        .02        .04        .04        .02
Dividends and distributions to shareholders        (.05)      (.03)      (.02)      (.04)      (.04)      (.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                                  =====      =====      =====      =====      =====      =====

==============================================================================================================
Total Return(5)                                    4.84%      3.22%      2.05%      3.98%      3.82%      2.35%

==============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $148,529    $99,361    $70,924    $80,005    $54,009    $85,573
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $105,349    $87,908    $76,910    $73,003    $67,333    $49,226
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              4.71%      3.25%      1.99%      3.93%      3.78%      3.91%(6)
Expenses                                           1.36%      1.32%      1.55%      1.83%      1.84%      1.61%(6)

(5) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

(6) Annualized.


                          17 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                             Class B  (continued)
                                             -----------------------------
                                             Year Ended December 31,
                                             1995       1994         1993(3)
==========================================================================
Per Share Operating Data
Net asset value, beginning of period           $1.00      $1.00      $1.00
--------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain          .04        .03         --(4)
Dividends and distributions to shareholders     (.04)      (.03)        --(4)
--------------------------------------------------------------------------
Net asset value, end of period                 $1.00      $1.00      $1.00
                                               =====      =====      =====

==========================================================================
Total Return(5)                                 4.26%      2.54%      0.56%

==========================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)     $37,378    $46,803       $628
--------------------------------------------------------------------------
Average net assets (in thousands)            $35,360    $21,262       $454
--------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           4.15%      3.05%      1.49%(6)
Expenses                                        1.92%      1.89%      2.12%(6)

(1) For the period from December 1, 1993 (inception of offering) to December 31, 1993.

(2) For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

(3) For the period from August 17, 1993 (inception of offering) to December 31, 1993.

(4) Less than $.005 per share.


                          18 Oppenheimer Cash Reserves

                                             Class C
                                             -----------------------------------------------------------------
                                             Year Ended July 31,                  Year Ended December 31,
                                             1998       1997       1996(2)        1995       1994        1993(1)
==============================================================================================================
Per Share Operating Data
Net asset value, beginning of period           $1.00      $1.00      $1.00         $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain          .04        .04        .02           .04        .02         --(4)
Dividends and distributions to shareholders     (.04)      (.04)      (.02)         (.04)      (.02)        --(4)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $1.00      $1.00      $1.00         $1.00      $1.00      $1.00
                                               =====      =====      =====         =====      =====      =====

==============================================================================================================
Total Return(5)                                 3.99%      3.84%      2.35%         4.21%      2.51%      0.14%

==============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)     $18,101     $9,125    $11,717        $5,024     $5,604         $1
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $15,297    $10,930     $6,333        $6,040     $2,107         $1
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           3.94%      3.78%      3.91%(6)      4.12%      3.19%      1.18%(6)
Expenses                                        1.83%      1.85%      1.61%(6)      1.97%      1.90%      2.35%(6)

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

6. Annualized.

See accompanying Notes to Financial Statements.


                          19 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal by investing in "money market" securities meeting specified quality standards. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.


                          20 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 1998        Year Ended July 31, 1997
                              ----------------------------    ----------------------------
                              Shares         Amount           Shares         Amount
------------------------------------------------------------------------------------------
Class A:
Sold                           724,810,258   $ 724,810,258     539,202,800   $ 539,202,800
Dividends and distributions
reinvested                       7,669,695       7,669,695       7,258,877       7,258,877
Redeemed                      (694,973,149)   (694,973,149)   (543,524,114)   (543,524,114)
                              ------------   -------------    ------------   -------------
Net increase                    37,506,804   $  37,506,804       2,937,563   $   2,937,563
                              ============   =============    ============   =============

------------------------------------------------------------------------------------------
Class B:
Sold                           298,115,568   $ 298,115,568     228,968,814   $ 228,968,814
Dividends and distributions
reinvested                       2,362,655       2,362,655       2,072,482       2,072,482
Redeemed                      (274,482,789)   (274,482,789)   (262,606,379)   (262,606,379)
                              ------------   -------------    ------------   -------------
Net increase (decrease)         25,995,434   $  25,995,434     (31,565,083)  $ (31,565,083)
                              ============   =============    ============   =============

------------------------------------------------------------------------------------------
Class C:
Sold                           166,744,272   $ 166,744,272      72,171,736   $  72,171,736
Dividends and distributions
reinvested                         490,146         490,146         343,761         343,761
Redeemed                      (158,257,876)   (158,257,876)    (75,107,536)    (75,107,536)
                              ------------   -------------    ------------   -------------
Net increase (decrease)          8,976,542   $   8,976,542      (2,592,039)  $  (2,592,039)
                              ============   =============    ============   =============


                          21 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
3. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $1 billion.

               Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $457,869 and $9,700, respectively, of which $32,713 was paid to an affiliated broker/dealer for Class B shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.20% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended July 31, 1998, OFDI paid $92,868 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI is also authorized to receive a service fee of 0.25% per year to compensate dealers providing personal services for accounts that hold Class B and Class C shares. At present, these service fees are set at zero for Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1998, OFDI retained $547,120 and $114,479, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated.


                          22 Oppenheimer Cash Reserves

                                  APPENDIX A


                       DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

      Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
                  Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

      MIG1/VMIG1:             Best quality.  There is present strong  protection
                              by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood
-----------------------------
of payment:
      A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

      SP-1:       Very strong or strong  capacity to pay principal and interest.
                  Those  issues  determined  to  possess   overwhelming   safety
                  characteristics will be given a plus (+) designation.

      SP-2:       Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A- 1+").

IBCA Fitch. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

     F-1+:   Exceptionally  strong  credit  quality;  the  strongest  degree  of assurance for timely payment.

      F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

     F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

      Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


      Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

-----------------------

      TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

      TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

      Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

     Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

     AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

     AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

      A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

     A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  Appendix B


                      Corporate Industry Classifications


Aerospace/Defense
Air  Transportation
Asset-Backed
Auto  Parts  Distribution
Automotive
Bank Holding  Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building  Materials
Cable  Television
Chemicals
Commercial  Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department  Stores
Diversified  Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial  Services
Information  Technology
Insurance Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special  Purpose  Financial
Specialty  Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian Bank
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202





PX 0760.001.1198